This Exhibit contains material that has been omitted and confidential treatment has been requested therefor. All such omitted material has been filed separately pursuant to Rule 406. The omitted material throughout this Exhibit is indicated by an "*".

                                    AGREEMENT

This Agreement is made as of the 31 day of August 1988 by and between XOMA CORPORATION ("XOMA") a Delaware Corporation with its principal place of business located at 2910 Seventh street, Berkeley, California, 94700, USA and SANOFI, a French Corporation, with its principal place of business located 40, Avenue George V, 75008 - Paris, France.

                                   WITNESSETH:

WHEREAS, Sanofi is a pharmaceutical company which has great experience in the immunology field and which is a pioneer in the immunotoxins field, and is the owner of various patents for Immunotoxins, and

WHEREAS, Xoma is a corporation which has performed innovative work in that field and has already developed, among other things, H65 RTA a product currently used in vivo bone marrow treatment, and

WHEREAS, Xoma is desirous of obtaining a license under Sanofi's patents referred to above, and

WHEREAS, Sanofi has accepted to license said patents to Xoma under the terms and conditions contained herein, and

WHEREAS, the purpose of this Agreement is to define Xoma's and Sanofi's rights and obligations with respect to the granted rights.

NOW, THEREFORE, in consideration of the above stated premises and the promises contained herein, it has been agreed as follows between Xoma and Sanofi.

ARTICLE 1 - DEFINITIONS

The following terms as used in this Agreement shall have the following meanings unless otherwise indicated:

1. Party or Parties shall mean respectively either Xoma or Sanofi as the context requires, or both Xoma and Sanofi.

2. Affiliate(s) shall mean either a corporation or other business entity which, directly or indirectly, controls or is controlled by one of the Parties, or a company in which majority of the capital is owned by one of the Parties.

3. Immunotoxin shall mean any preparation containing an antibody or fragment to which ricin A chain or any derivative is conjugated.

4. Product shall mean any pharmaceutical preparation or formulation that includes an Immunotoxin.

5. Selected Indications shall mean any preventive or curative therapeutic human treatment in any field except ophthalmology.

6. Date of Commercialization shall mean the date after government general marketing approval has been given in a Country when any Product is first offered for sale by Xoma or one of its Affiliates in that Country.

7. Net Sales shall mean the invoiced sales to a non Affiliate Party after the Date of Commercialization and after deducting:

        (a) customary trade discounts; reasonable quantity and cash discounts;

        (b)     freight, delivery and insurance if included in the price;

        (c) value added, sales, use or turnover taxes, and exercise taxes or customs duties included in the invoiced amount;

        (d) rebates allowed to the purchaser of the Product pursuant to government regulations under any national health insurance program.

        (e)     returns

8.       Territory shall mean the whole world

9. Patents shall mean all pending and issued patents filed by Sanofi or its Affiliates as of the date hereof relating to Immunotoxins. Exhibits 1 and 2 sets forth, to the best of Sanofi's knowledge, a complete list thereof. The term Patents shall include any extensions, amendments, continuations, continuations in-part, foreign equivalents, divisional and reissue applications and reissue patents thereof, having claims directed to an Immunotoxin or directed to a method of making or using it.

10. Patents rights shall mean all rights derived from a Patent.

ARTICLE 2 - SUBJECT MATTER OF THE AGREEMENT:

Sanofi hereby grants to Xoma for the term of this Agreement a semi-exclusive license under the Patents to use, develop, manufacture, sell and otherwise to commercialize Products in the Territory for the Selected Indications.

Semi-exclusive means that Sanofi retains its rights under the Patents to develop its own Products in its discretion and using the means it will elect to apply to that development, to market its own Products through its subsidiaries, but Sanofi will not give a license to a third party under any of the Patents for the Selected Indications in the Territory except in one case: Sanofi may market its own Products through a third party but in that case Xoma will be granted a right of first refusal to the commercialization of such Products with respect to any third parties.

The license to Xoma includes the right to sublicense to both affiliates and non affiliates in whole or in part any of the rights licensed to it under this Agreement provided that any sublicense granted by Xoma shall substantially conform to the provisions of this Agreement. Xoma shall inform Sanofi before negotiating any sublicense with a non affiliate for the sole purpose of providing Sanofi with this information. Xoma shall also promptly inform Sanofi when Xoma concludes an agreement with another.

ARTICLE 3 - TERM:

This Agreement shall enter into effect as of the date of its execution. For each Product, in each country of commercialization, Xoma retains a royalty free right to commercialize the Product after the end of the period of commercialization which is subject to royalties according to article 4 of this Agreement.

ARTICLE 4 - ROYALTIES:

a) So long as an issued Patent is in force in a country and covers a Product, whenever Xoma manufactures or sells the Product for a Selected Indication by itself or through an Affiliate to a non-affiliated third party it shall pay Sanofi a [*] royalty of Xoma's Net Sales for that country. If instead Xoma merely licenses a non-affiliated third party to commercialize the Product for a Selected Indication in such country , it shall pay Sanofi [*] of the net royalties it receives.

b) Royalties payable by Xoma shall be reduced by any amounts reasonably paid (including license and legal fees) to third parties in connection with any claim that Xoma's sale of Products covered by the Patents infringes the rights of another in a manner within the scope of the Patents.

c) If Sanofi licenses a third party to market Sanofi's own Products in a country in the Territory and Xoma does not exercise its right of first refusal and if the Sanofi Products are competitive with Xoma Products then being marketed or then under research and development by Xoma, then the royalty rate hereunder in those countries in which the Sanofi Products are introduced shall be reduced [*].

d) Xoma agrees to pay Sanofi the total minimum annual royalties set forth below, which royalties shall be a credit against the royalty obligations incurred for any Products during the applicable year. The minimum royalties shall begin in the first fiscal year which is at least 12 months after the Date of Commercialization of the first Product:

         Year 1                             25,000 $
         Years 2-3                          40,000 $
         Years 4-7                          50,000 $

ARTICLE 5 - PAYMENT OF ROYALTIES:

(i) Royalty payments made by Xoma to Sanofi shall be made at Sanofi's office referred to above or such other place as Sanofi may designate in writing, within ninety (90) days after the close of each sixmonth period.
Payment will continue on a semi-annual basis.

Each payment shall be accompanied by a true and complete statement of Product sold by country, during the relevant period, showing the manner the royalties were computed. Xoma shall maintain a special accounting procedure incorporating all entries required for the accurate assessment of trading transactions made by itself, its subsidiaries and licensees. This special account shall be made available to Sanofi annually and in confidence until four years from the year of compilation.
                                       -6-


(ii) All royalties made in countries other than the United States shall accrue in the currency of the country in which the sales are made. Xoma shall convert payments hereunder into U.S. dollars as long as permissible under local law, at the exchange rate used by Xoma, in accordance with generally accepted accounting principles for purposes of its certified financial statements.

Xoma will use its best efforts to secure U.S. dollar transfers in respect of such royalty payments. In the event U.S. dollars are for any reason legally not available for transfer, Xoma may discharge its royalty payment obligations by depositing said royalty payments to the credit of Sanofi, or its nominee, in any recognized banking institution to be designated by Sanofi in the country in which the sales are made and in the currency of that country.


ARTICLE 6 - COMMERCIALIZATION - MAINTENANCE OF PATENTS:

a) Xoma will use its commercially reasonable best efforts to develop and to commercialize as promptly and as efficiently as possible after the necessary governmental approvals have been obtained.

b) Sanofi agrees to maintain the Patents in each country in which they are filed and to pursue diligently the issuance of any Patents filed but not yet issued. Sanofi will consult with Xoma on Patents not yet issued, or the extension, reissuance or amendment of the Patents and will give Xoma the opportunity, at its expense to advise in the scope and pursuit thereof.

c) If either party learns of an infringement of, or other challenge to, the Patents by a third party, they shall consult on the proper course of action. If Sanofi elects not to defend, Xoma may do so and off-set royalties owed by any reasonable costs incurred. Benefits from any defense conducted by Xoma shall be split equally after costs are reimbursed. If Sanofi and Xoma agree to settle the matter or if for any other reason Sanofi is properly compelled to license others under the Patents, Xoma's royalty shall be reduced to 1% below the rate paid by the third party on competitive Products. If the infringement is not pursued by Sanofi or Xoma, Xoma's royalty on competitive Products in Japan, the United States and any European country shall be terminated when sales of the infringing entity equal 20% of Xoma's or its licensees sales in such country and shall be reduced by half in any other country in which that situation arises.

ARTICLE 7 - CONFIDENTIALITY:

Subject as herein provided, it is expressly agreed that any confidential information, where applicable, received by either party under this Agreement is submitted for use only in strict confidence and that during the term of this Agreement and for a period of 5 years thereafter, the receiving party shall not disclose any such confidential information to any third party without the other's prior written consent; disclosure shall be exempt from this article to extent that either party is able to prove that:

(a) at the time of the communication the receiving Party previously had the information as evidenced by written documents;

(b) the information is publicly divulged through no fault of the receiving party;

(c) the information is supplied to receiving party by a third party who is under no obligation to the disclosing party to maintain such information in confidence; or

(d) the information is developed by or for the receiving party independently of the disclosure made under this Agreement.

All such information shall be disclosed in writing and designated confidential or, if disclosed orally, shall be confirmed in writing and designated confidential within thirty (30) days of disclosure.

Each party shall make all necessary arrangements to cause its Affiliates and their employees to comply with this obligation of secrecy.

ARTICLE 8 - RIGHT OF FIRST REFUSAL:

The right of first refusal given to Xoma for the commercialization of Sanofi's Product will be exercized by Xoma on the following conditions:

Upon approval to commence Phase III efficacy human clinical trials or after receipt of approval for general commercialization, Sanofi shall inform Xoma by registered mail of Sanofi's intention to license a third party to market one of Sanofi's own Products, in some portion of the Territory, the terms of the proposed license and the identity of the licensee. Within 60 days of receipt of this letter, Xoma shall respond whether it agrees to act as Sanofi's licensee for that Product on terms which in material respects are equivalent to the financial terms described by Sanofi. In its response, Xoma must set forth its reasonable basis for believing it can effectively serve as Sanofi's licensee for this Product. Sanofi and Xoma wish to cooperate in this regard and agree to use their good faith, commercially reasonable best efforts to establish Xoma as the licensee. If Sanofi nonetheless concludes in good faith that Xoma cannot effectively perform the licensee responsibility or if Xoma does not exercise its first refusal right, Sanofi may elect to conclude within 180 days of Xoma's response an agreement with the original party on the specified terms. Sanofi cannot materially change any of these terms in a manner adverse to it without first so notifying Xoma and giving it the opportunity, for 30 days after receipt of such information, to reconsider its decision. If Sanofi does not conclude its agreement within such 180 days period (or 90 days after any Xoma opportunity for reconsideration) Xoma's right of first refusal shall be reviewed on the same terms as provided above.

If Xoma exercises its right of first refusal and becomes licensee of that Sanofi Product, Sanofi agrees it will not market, directly or through another in that part of the Territory a Product which addresses the same disease unless such other Product demonstrates substantially improved performance from the Product then marketed by Xoma.

Notwithstanding the foregoing, the Parties may mutually agree that it is desirable for Sanofi to discuss possible licensing arrangements with Xoma prior to entering discussions with others. The Parties will review this when the case arises.

ARTICLE 9:

This Agreement does not preclude Xoma and Sanofi to conclude case by case specified agreements related to, for example, research services or production of Sanofi's own Products.

ARTICLE 10:

If, in the future, Sanofi for the commercialization of one of its Products needs to have the license of one or several of Xoma's patents, Xoma will use its best efforts to negotiate with Sanofi at that time in good faith.

ARTICLE 11:

Upon execution of the present Agreement, the legal proceedings between Sanofi and Xoma will be terminated without prejudice.

ARTICLE 12 - TERMINATION:

12.1 In addition to pursuing all other remedies, either Party may terminate this Agreement on notice to the other Party if the other Party materially breaches any material obligation or representation under this Agreement and does not cure such breach and provide notice thereof to the other Party (i) within ninety days after written notice to the breaching Party setting forth, in reasonable detail, the nature of the alleged breach or (ii) if the alleged breach is contested in good faith, within 30 days of the resolution of such dispute in accordance with this Agreement.

12.2 This Agreement shall be terminated by operation of law in the event of suspension of activities because of the bankruptcy of Sanofi and/or Xoma.

12.3 Upon termination of this Agreement, its Articles 4 and 5 with respect to prior sales and 7 shall survive.

ARTICLE 13 - MISCELLANEOUS:

13.1    No agency

        The status of the Parties under this Agreement shall be that of independent contractors and neither Party shall be deemed or construed to be an employee, agent, partner or legal representative of the other Party for any purpose whatsoever. Neither Party shall have the right or authority to assume or otherwise create any obligation or responsibility, express or implied, on behalf or in the name of the other Party or to bind the other Party in any manner or thing whatsoever.

13.2    Entire Agreement

        This Agreement embodies the entire understanding of the Parties as it relates to the subject matter hereof, and this Agreement supersedes any prior agreements or understandings between the Parties with respect to such subject matter. No amendment or modification of this Agreement shall be valid and binding upon the Parties unless in writing and signed on behalf of each Party by its duly authorized officers.

13.3    Waiver

        Should either Party fail to enforce any provision of this Agreement, or fail to exercise, or waive, any right in respect thereto, such failure or waiver shall not be construed as constituting a waiver or continuing waiver of its rights to enforce such provision or right or any other provision or right.

13.4    Assignment

        This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective heirs, successors and assigns; provided, however, that except as provided herein neither Party shall assign any of its rights or privileges hereunder without the prior written consent of the other Party, except to an Affiliate or to a successor in interest (or its equivalent) or in case of acquisition or merger of Xoma.

13.5    Notices

        Any notice, payment or report required or permitted under this Agreement shall be delivered by hand or by registered or certified mail to the following addresses:

         (a)  if to Xoma:
                                Xoma Corporation
                             att. Steven C. Mendell
                      Chairman and Chief Executive Officer
                               2910 Seventh Street
                          Berkeley - CA 94710 - U.S.A.

         (b) if to Sanofi:
                                     Sanofi
                               Att. Michel de Haas
                       Vice-President and General Counsel
                               40, Avenue George V
                             75008 - Paris - FRANCE
or to such other person or address as shall hereafter furnished by written notice to the other Party.

13.6     Force majeure

         Each party shall be excused for failures and delays in performance caused by war, governmental proclamations, ordinances or regulations, or strikes, lockouts, floods, fires, explosions or other catastrophes beyond the reasonable control and without the fault of such Party. This provision shall not, however, release such Party from using its reasonable best efforts to avoid or remove all such causes, and such Party shall continue performance hereunder with the utmost dispatch whenever such causes are removed. Any Party claiming such excuse for failure or delay in performance shall give prompt notice thereof to the other Party, and neither Party shall be required to perform hereunder during the period of such excused failure or delay in performance except as otherwise provided herein.

13.7     Invalidity

         If any provision of this Agreement, or the application thereof to any situation or circumstance, shall be invalid or unenforceable, the remainder of this Agreement or the application of such provision to situations or circumstances other than those as to which it is invalid or unenforceable, shall not be affected; and each remaining provision of this Agreement shall be valid and enforceable to the fullest extent permitted by applicable laws. In the event of such partial invalidity, the Parties shall seek in good faith to agree on replacing any such legally invalid provisions by provisions which, in effect, will, from an economic viewpoint, most nearly and fairly approach the effect of the invalid provision.

13.8 Xoma indemnifies and holds harmless Sanofi and its agents, servants, and employees from and against any and all claims, demands, suits, or actions of any character presented or brought by third parties for injuries or death to persons and damages to property caused by or arising out of the testing, manufacture, sale or use by products by Xoma covered by the Patents, including any defects in such subject matter. This indemnity shall include, but not be limited to, court costs, attorneys' fees, costs of investigations and cost of defense associated with such demands, claims suits or actions. Sanofi shall promptly notify Xoma of any such claim which comes to its attention.

ARTICLE 14 - APPLICABLE LAW - ARBITRATION

This Agreement and matters in connection with the performance hereof shall be construed, interpreted, applied and governed in all respects in accordance with the laws of New York. Any disputes arising in connection with this Agreement shall be finally settled under the Rules of Conciliation and Arbitration of the International Chamber of Commerce in New York by one arbitrator mutually agreeable to Xoma and Sanofi or by three arbitrators, one selected by each Party and the third selected by these two. The prevailing party, as designated by the arbitrator shall bear the other party's legal fees and costs of arbitration.

ARTICLE 15 - DISCLOSURE

The Parties agree to keep the terms hereof confidential. This Agreement will not be filed with any governmental entity by any Party unless legally required and then only after it has provided the other Party with a 10 days opportunity to review the need for filing. Any filing will be made with requests for confidentiality to the extent permitted by law.

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed in three originals by their duly authorized representatives on the date first written above.

XOMA CORPORATION                            SANOFI


/s/ Richard C. Spalding                     /s/ Michel de Haas
------------------------------              --------------------------
By: Richard C. SPALDING                     By: Michel de HAAS
     Attorney in fact                       Vice-President
For: Steven C. MENDELL                      and General Counsel
     Chairman and
     Chief Executive Officer

                          EXHIBIT 1 : LICENSED PATENTS

Ref.                       FILING NUMBER             PUBLICATION NUMBER

30 167 C                   78 27838                  27557 C
                           + 79 24655                44529 D
30 208 C                   81 07596                  95455 E

30 229 C                   81 21836                  54424 L

339 C                      83 13604                  85 082852

                                   EXHIBIT - 2

                  EXTENSIONS OF THE LICENSED PATENTS INDICATED
                                       IN
                                   EXHIBIT - 1

REFERENCE:  30167C
ASSIGNEE(S):  SANOFI
INVENTOR(S):  VOISIN GA JANSEN FK GROS P

                                          FILING          APPLICATION             GRANTING       GRANTING
COUNTRY                                   DATE            NUMBER                  DATE           NUMBER

CANADA                                    790926          336,385                 850611         1188681
FRANCE                                    791003          79 24655                830801         79 24655
FRANCE                                    780928          78 27838                830426         78 27838
GERMAN FEDERAL REPUBLIC                   790927          29 39 165.9             0
ITALY                                     790928          26118 A/79              0
JAPAN                                     790928          54-125257               0
NETHERLANDS                               790928          7907251                 0
SPAIN                                     790928          484591                  801216         484591
SWEDEN                                    790926          7907994-3               861211         7907994-3
SWITZERLAND                               790926          8644/79-7               850131         647411
UNITED KINGDOM                            790928          7933670                 840104         2 034 324
UNITED STATES                             790927          79,441                  820720         4,340,535

EUROPEAN PATENT DESIGNATED COUNTRY
PATENT COOPERATION TREATY (PCT) DESIGNATED COUNTRY

REFERENCE:  30208C
ASSIGNEE(S):  SANOFI
INVENTOR(S):  JANSEN FK GROS P

                                          FILING          APPLICATION             GRANTING       GRANTING
COUNTRY                                   DATE            NUMBER                  DATE           NUMBER
AFRICAN UNION                             820413          57657                   830331         7069
ARGENTINA                                 820412          289.058                 830228         228.394
AUSTRALIA                                 820408          82510/82                870319         556,641
AUSTRIA                                   0                                       0
BELGIUM                                   0                                       0
CANADA                                    820407          400,606                 851015         1195248
CZECHOSLOVAKIA                            820409          2564-82                 0
DENMARK                                   820414          82.1674                 0
EGYPT                                     820414          205/82                  0
EUROPEAN PATENT                           820409          82400651.4              860129         0063988
FINLAND                                   820414          821304                  0
FRANCE                                    0                                       0
FRANCE                                    810415          81 07596                851014         81 07596
GERMAN DEMOCRATIC
REPUBLIC                                  820414          60694                   831214         204849
GERMAN FEDERAL REPUBLIC                   0                                       0
GREECE                                    820409          67862                   820506         69199
HUNGARY                                   820414          1135/82                 850826         188314
INDONESIA                                 820415          8624                    0
IRELAND                                   820406          815/82                  0
ISRAEL                                    820406          65441                   851231         65441
ITALY                                     850522          67710/BE/85             0
JAPAN                                     820415          57-061857               0
LIECHTENSTEIN                             0                                       0
LUXEMBOURG                                0                                       0
MOROCCO                                   820401          19633                   821231         19429
NETHERLANDS                               0                                       0
NEW ZEALAND                               820414          200302                  850909         200302
NORWAY                                    820413          82/1198                 870114         154905
PANAMA                                    820623                                  0
PHILIPPINES                               820415          27142                   870508         20846
POLAND                                    820415          P 235981                0
PORTUGAL                                  820413          74741                   831109         74741
REP. OF CHINA (TAIWAN)                    820426          7111360                 830516         18422
SOUTH AFRICA                              820414          82/2528                 830223         82/2528
SOUTH KOREA                               820415          1664/1982               0
SPAIN                                     820414          511433                  821204         511433
SWEDEN                                    0                                       0
SWITZERLAND                               0                                       0
TUNISIA                                   820413          14828                   830130         14828

EUROPEAN PATENT DESIGNATED COUNTRY
PATENT COOPERATION TREATY (PCT) DESIGNATED COUNTRY

REFERENCE:  30208C
ASSIGNEE(S):  SANOFI
INVENTOR(S):  JANSEN FK GROS P

                                          FILING          APPLICATION             GRANTING       GRANTING
COUNTRY                                   DATE            NUMBER                  DATE           NUMBER
UNITED KINGDOM                            0                                       0
UNITED STATES                             820414          368,434                 831108         4,414,148
USSR                                      820414          3427002/13              0
VENEZUELA                                 820414          660                     0
YUGOSLAVIA                                820414          P-830/82                0

EUROPEAN PATENT DESIGNATED COUNTRY
PATENT COOPERATION TREATY (PCT) DESIGNATED COUNTRY

REFERENCE:  30229C
ASSIGNEE(S):  SANOFI
INVENTOR(S):  CASELLAS P GROS P JANSEN F

                                          FILING          APPLICATION             GRANTING       GRANTING
COUNTRY                                   DATE            NUMBER                  DATE           NUMBER
AUSTRALIA                                 821110          90334/82                0
AUSTRIA                                   0                                       0
BELGIUM                                   0                                       0
CANADA                                    821103          414,789                 860812         1209472
EUROPEAN PATENT                           821115          82402078.8              0
FRANCE                                    0                                       0
FRANCE                                    811120          81 21836                851014         81 21836
GERMAN FEDERAL REPUBLIC                   0                                       0
ITALY                                     0                                       0
JAPAN                                     821120          57-202905               0
LIECHTENSTEIN                             0                                       0
LUXEMBOURG                                0                                       0
NETHERLANDS                               0                                       0
NEW ZEALAND                               821119          202563                  860924         202563
SOUTH AFRICA                              821103          82/8048                 830831         82/8048
SWEDEN                                    0                                       0
SWITZERLAND                               0                                       0
UNITED KINGDOM                            0                                       0
UNITED STATES                             821101          438,037                 870217         4,643,895
UNITED STATES                             861107          928,863                 0

EUROPEAN PATENT DESIGNATED COUNTRY
PATENT COOPERATION TREATY (PCT) DESIGNATED COUNTRY

REFERENCE:  339O
ASSIGNEE(S):  SANOFI
INVENTOR(S):  JANSEN F GROS P

                                          FILING          APPLICATION             GRANTING       GRANTING
COUNTRY                                   DATE            NUMBER                  DATE           NUMBER
BELGIUM                                   0                                       0
EUROPEAN PATENT                           840821          84401694.9              880107         0140728
FRANCE                                    0                                       0
FRANCE                                    830823          83 13604                851125         83 13604
GERMAN FEDERAL REPUBLIC                   0                                       0
ITALY                                     0               67176/BE/88             0
JAPAN                                     840823          59-175800               0
LIECHTENSTEIN                             0                                       0
LUXEMBOURG                                0                                       0
NETHERLANDS                               0                                       0
SWEDEN                                    0                                       0
SWITZERLAND                               0                                       0
UNITED KINGDOM                            0                                       0
UNITED STATES                             840817          641,582                 0
UNITED STATES                             880115          144,126                 0

EUROPEAN PATENT DESIGNATED COUNTRY
PATENT COOPERATION TREATY (PCT) DESIGNATED COUNTRY